UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 8, 2003
                                 ---------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    0-19277                   13-3317783
----------------------------        -------------            -------------------
(State or other jurisdiction        (Commission              (IRS Employer
     of Incorporation)               File Number)            Identification No.)


         The Hartford Financial Services Group, Inc.
         Hartford Plaza
         Hartford, Connecticut                                    06115-1900
         ---------------------------------------------            ----------
            (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:            (860) 547-5000
                                                               --------------

Item 5.           Other Events.

This Current Report on Form 8-K is filed on behalf of The Hartford Financial Services Group, Inc. ("The Hartford") to provide supplemental financial disclosure relating to the three fiscal years ended December 31, 2002. Specifically, this report provides historical underwriting ratios under United States generally accepted accounting principles ("GAAP") relating to certain of The Hartford's property & casualty segments and related reconciliation detail.

GAAP Underwriting Ratios
------------------------

In The Hartford's Annual Report on Form 10-K for the year ended December 31, 2002, (the "2002 10-K") which was filed with the SEC on March 3, 2003, the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section included five underwriting ratios for each of The Hartford's property & casualty segments, other than certain run-off operations. The five underwriting ratios are loss ratio, loss adjustment expense ratio, expense ratio, dividend ratio and combined ratio.

Consistent with The Hartford's historical practice, the underwriting ratios were calculated based on statutorily prescribed insurance accounting standards. Two of the elements required by these standards in the calculation of these ratios are prepared differently under GAAP.

In the future, in light of the SEC's recent promulgation of Regulation G pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), The Hartford will no longer report in its Exchange Act filings statutory underwriting ratios, and will instead report underwriting ratios based solely on financial measures calculated in accordance with GAAP. To aid investors in comparing The Hartford's future financial results with historical results, this report includes GAAP underwriting ratios for each of the applicable property & casualty segments for the twelve fiscal quarters in the period ended December 31, 2002.

Reconciliation of Statutory Accounting Measures
-----------------------------------------------

The expense ratios and the expense component of the combined ratios set forth in the 2002 10-K were based on written premiums, which are calculated based on statutory accounting principles. In the 2002 10-K, each measure of written premium was reconciled to earned premium, which is the most directly comparable financial measure calculated and presented in accordance with GAAP.

The statutory underwriting ratios set forth in the 2002 10-K also were based on statutory underwriting expenses, for which all policy acquisition costs were expensed as incurred. In contrast, a GAAP calculation of underwriting expenses requires that certain policy acquisition costs be capitalized when incurred and amortized over time. This report includes a reconciliation of the statutory underwriting expense measures underlying the 2002 10-K statutory underwriting ratios to the corresponding GAAP underwriting expense measures.

                                QTR 1            QTR 2           QTR 3           QTR 4            YEAR
                                -----            -----           -----           -----            ----

                                   BUSINESS        BUSINESS        BUSINESS        BUSINESS         BUSINESS
                                  INSURANCE       INSURANCE       INSURANCE       INSURANCE        INSURANCE

                                       2002            2002            2002            2002             2002
                                       ----            ----            ----            ----             ----
Underwriting Expenses (Statutory)      $260            $266            $282            $280           $1,088
Less:  Prepaid Acquisition Costs        $16             $19             $22              $9              $66
Underwriting Expenses (GAAP)           $244            $247            $260            $271           $1,022

Loss Ratio                            51.6%           53.3%           50.1%           48.2%            50.7%
Loss Adjustment Expense Ratio         12.0%           11.5%           11.5%           13.0%            12.0%
Expense Ratio                         33.4%           32.2%           32.7%           32.6%            32.7%
Dividend Ratio                         1.0%            2.0%            1.6%            1.6%             1.5%
Combined Ratio                        98.0%           99.0%           95.9%           95.4%            97.0%


                                   PERSONAL        PERSONAL        PERSONAL        PERSONAL         PERSONAL
                                      LINES           LINES           LINES           LINES            LINES
                                       2002            2002            2002            2002             2002
                                       ----            ----            ----            ----             ----
Underwriting Expenses (Statutory)      $181            $174            $172            $176             $703
Less:  Prepaid Acquisition Costs         $5              $3             $(1)             $0               $7
Underwriting Expenses (GAAP)           $176            $171            $173            $176             $696

Loss Ratio                            65.0%           67.5%           67.0%           64.8%            66.1%
Loss Adjustment Expense Ratio         11.8%           12.2%           11.1%           11.4%            11.6%
Expense Ratio                         24.4%           23.0%           23.0%           22.9%            23.3%
Dividend Ratio                         0.0%            0.0%            0.0%            0.0%             0.0%
Combined Ratio                       101.2%          102.7%          101.1%           99.2%           101.0%


                                  SPECIALTY       SPECIALTY       SPECIALTY       SPECIALTY        SPECIALTY
                                 COMMERCIAL      COMMERCIAL      COMMERCIAL      COMMERCIAL       COMMERCIAL

                                       2002            2002            2002            2002             2002
                                       ----            ----            ----            ----             ----
Underwriting Expenses (Statutory)       $90             $94            $110             $87             $381
Less:  Prepaid Acquisition Costs        $14             $16              $8            $(15)             $23
Underwriting Expenses (GAAP)            $76             $78            $102            $102             $358

Loss Ratio                            55.6%           54.7%           57.8%           61.0%            57.6%
Loss Adjustment Expense Ratio         14.0%           12.2%           11.4%           10.4%            11.8%
Expense Ratio                         32.5%           28.4%           28.1%           29.1%            29.3%
Dividend Ratio                         0.7%            0.6%            0.5%            1.0%             0.7%
Combined Ratio                       102.8%           96.0%           97.8%          101.5%            99.4%


                                REINSURANCE     REINSURANCE     REINSURANCE     REINSURANCE      REINSURANCE
                                       2002            2002            2002            2002             2002
                                       ----            ----            ----            ----             ----
Underwriting Expenses (Statutory)       $51             $46             $48             $46             $191
Less:  Prepaid Acquisition Costs         $7             $(4)            $(2)           $(10)             $(9)
Underwriting Expenses (GAAP)            $44             $50             $50             $56             $200

Loss Ratio                            72.3%           72.5%           68.3%           85.5%            74.9%
Loss Adjustment Expense Ratio          5.0%            2.8%            6.2%            5.6%             4.9%
Expense Ratio                         25.1%           29.7%           27.6%           29.5%            28.0%
Dividend Ratio                         0.0%            0.0%            0.0%            0.0%             0.0%
Combined Ratio                       102.4%          105.0%          102.2%          120.6%           107.9%


                                      NAP&C           NAP&C           NAP&C           NAP&C            NAP&C
                                       2002            2002            2002            2002             2002
                                       ----            ----            ----            ----             ----
Underwriting Expenses (Statutory)      $582            $580            $612            $589           $2,363
Less:  Prepaid Acquisition Costs        $42             $34             $27            $(16)             $87
Underwriting Expenses (GAAP)           $540            $546            $585            $605           $2,276

Loss Ratio                            59.2%           60.6%           59.1%           59.6%            59.6%
Loss Adjustment Expense Ratio         11.6%           11.1%           10.9%           11.4%            11.2%
Expense Ratio                         29.0%           28.0%           28.0%           28.3%            28.3%
Dividend Ratio                         0.5%            0.9%            0.7%            0.8%             0.7%
Combined Ratio                       100.2%          100.5%           98.7%          100.0%            99.8%


                                QTR 1            QTR 2           QTR 3           QTR 4            YEAR
                                -----            -----           -----           -----            ----

                                   BUSINESS        BUSINESS        BUSINESS        BUSINESS         BUSINESS
                                  INSURANCE       INSURANCE       INSURANCE       INSURANCE        INSURANCE
                                       2001            2001         2001[1]            2001          2001[8]
                                       ----            ----         -------            ----          -------
Underwriting Expenses (Statutory)      $225            $218            $232            $251             $926
Less:  Prepaid Acquisition Costs        $17             $18              $8             $11              $54
Underwriting Expenses (GAAP)           $208            $200            $224            $240             $872

Loss Ratio                            54.5%           52.9%           82.0%           50.1%            59.9%
Loss Adjustment Expense Ratio         12.4%           12.1%           18.3%           11.8%            13.7%
Expense Ratio                         33.5%           31.3%           33.6%           34.2%            33.2%
Dividend Ratio                         2.1%            0.9%            1.0%            1.2%             1.3%
Combined Ratio                       102.6%           97.2%          134.9%           97.2%           108.0%


                                   PERSONAL        PERSONAL        PERSONAL        PERSONAL         PERSONAL
                                      LINES           LINES           LINES           LINES            LINES
                                       2001            2001         2001[2]            2001          2001[9]
                                       ----            ----         -------            ----          -------
Underwriting Expenses (Statutory)      $167            $174            $178            $168             $687
Less:  Prepaid Acquisition Costs         $6             $14             $13              $5              $38
Underwriting Expenses (GAAP)           $161            $160            $165            $163             $649

Loss Ratio                            62.0%           70.3%           67.4%           69.7%            67.4%
Loss Adjustment Expense Ratio         10.8%           12.2%           12.1%           11.5%            11.7%
Expense Ratio                         24.2%           23.6%           23.6%           23.2%            23.6%
Dividend Ratio                         0.0%            0.0%            0.0%            0.0%             0.0%
Combined Ratio                        97.1%          106.1%          103.1%          104.4%           102.7%


                                  SPECIALTY       SPECIALTY       SPECIALTY       SPECIALTY        SPECIALTY
                                 COMMERCIAL      COMMERCIAL      COMMERCIAL      COMMERCIAL       COMMERCIAL
                                       2001            2001         2001[3]            2001         2001[10]
                                       ----            ----         -------            ----          -------
Underwriting Expenses (Statutory)       $81             $79             $85             $89             $334
Less:  Prepaid Acquisition Costs        $10             $(8)             $4            $(12)             $(6)
Underwriting Expenses (GAAP)            $71             $87             $81            $101             $340

Loss Ratio                            57.9%           61.1%          113.4%           56.0%            73.1%
Loss Adjustment Expense Ratio         16.8%           12.5%           22.3%           18.2%            17.6%
Expense Ratio                         29.5%           33.9%           30.8%           38.4%            33.1%
Dividend Ratio                         0.6%            0.4%            0.3%            0.3%             0.4%
Combined Ratio                       104.8%          108.0%          166.7%          112.9%           124.2%


                                REINSURANCE     REINSURANCE     REINSURANCE     REINSURANCE      REINSURANCE
                                       2001            2001         2001[4]         2001[6]         2001[11]
                                       ----            ----         -------         -------          -------
Underwriting Expenses (Statutory)       $76             $60             $62             $54             $252
Less:  Prepaid Acquisition Costs        $23             $(1)           $(11)           $(13)             $(2)
Underwriting Expenses (GAAP)            $53             $61             $73             $67             $254

Loss Ratio                            86.2%           84.9%          248.6%           81.4%           108.9%
Loss Adjustment Expense Ratio          2.4%            4.8%            8.1%            7.4%             5.3%
Expense Ratio                         21.3%           26.7%           56.2%           27.6%            29.8%
Dividend Ratio                         0.0%            0.0%            0.0%            0.0%             0.0%
Combined Ratio                       109.9%          116.4%          312.9%          116.4%           144.0%


                                      NAP&C           NAP&C           NAP&C           NAP&C            NAP&C
                                       2001            2001         2001[5]         2001[7]         2001[12]
                                       ----            ----         -------         -------          -------
Underwriting Expenses (Statutory)      $549            $531            $557            $562           $2,199
Less:  Prepaid Acquisition Costs        $56             $23             $14             $(9)             $84
Underwriting Expenses (GAAP)           $493            $508            $543            $571           $2,115

Loss Ratio                            62.2%           64.7%           93.3%           62.1%            70.3%
Loss Adjustment Expense Ratio         11.0%           11.3%           15.7%           12.0%            12.5%
Expense Ratio                         27.8%           28.2%           30.9%           29.8%            29.2%
Dividend Ratio                         0.8%            0.4%            0.4%            0.5%             0.5%
Combined Ratio                       101.8%          104.5%          140.3%          104.4%           112.5%

NAP&C refers to North American Property & Casualty

[1] Includes impacts from September 11 of 29.8 in the loss ratio, 6.2 in the loss adjustment expense ratio, 0.8 in the expense ratio and 36.9 in the combined ratio.
[2] Includes impacts from September 11 of 0.9 in the loss ratio, 0.2 in the loss adjustment expense ratio and 1.1 in the combined ratio.
[3] Includes impacts from September 11 of $1 in underwriting expenses, 50.7 in the loss ratio, 9.5 in the loss adjustment expense ratio, 1.4 in the expense ratio and 61.5 in the combined ratio.
[4] Includes impacts from September 11 of 164.8 in the loss ratio, 3.4 in the loss adjustment expense ratio, 23.4 in the expense ratio and 191.6 in the combined ratio.
[5] Includes impacts from September 11 of $1 in underwriting expenses, 30.5 in the loss ratio, 4.5 in the loss adjustment expense ratio, 2.0 in the expense ratio and 37.0 in the combined ratio.

[6] Includes impacts from September 11 of 1.9 in the loss ratio, (0.8) in the loss adjustment expense ratio, (2.7) in the expense ratio and (1.7) in the combined ratio.
[7] Includes impacts from September 11 of 0.4 in the loss ratio, (0.1) in the loss adjustment expense ratio, (0.4) in the expense ratio and (0.2) in the combined ratio.

[8] Includes impacts from September 11 of 7.6 in the loss ratio, 1.6 in the loss adjustment expense ratio, 0.2 in the expense ratio and 9.3 in the combined ratio.
[9] Includes impacts from September 11 of 0.2 in the loss ratio, 0.1 in the loss adjustment expense ratio and 0.3 in the combined ratio.
[10] Includes impacts from September 11 of $1 in underwriting expenses, 13.6 in the loss ratio, 2.6 in the loss adjustment expense ratio, 0.3 in the expense ratio and 16.5 in the combined ratio.
[11] Includes impacts from September 11 of 25.2 in the loss ratio, 0.4 in the loss adjustment expense ratio, 2.2 in the expense ratio and 27.8 in the combined ratio.
[12] Includes impacts from September 11 of $1 in underwriting expenses, 7.5 in the loss ratio, 1.1 in the loss adjustment expense ratio, 0.4 in the expense ratio and 9.0 in the combined ratio.


                                QTR 1            QTR 2           QTR 3           QTR 4            YEAR
                                -----            -----           -----           -----            ----

                                   BUSINESS        BUSINESS        BUSINESS        BUSINESS         BUSINESS
                                  INSURANCE       INSURANCE       INSURANCE       INSURANCE        INSURANCE
                                       2000            2000            2000            2000             2000
                                       ----            ----            ----            ----             ----
Underwriting Expenses (Statutory)      $202            $199            $205            $207             $813
Less:  Prepaid Acquisition Costs         $8              $6              $4              $3              $21
Underwriting Expenses (GAAP)           $194            $193            $201            $204             $792

Loss Ratio                            57.0%           53.9%           52.3%           46.8%            52.4%
Loss Adjustment Expense Ratio         13.1%           12.0%           12.6%           14.5%            13.1%
Expense Ratio                         34.9%           33.9%           34.8%           34.0%            34.4%
Dividend Ratio                         1.3%            1.3%            1.2%            1.4%             1.3%
Combined Ratio                       106.3%          101.1%          101.0%           96.7%           101.2%


                                   PERSONAL        PERSONAL        PERSONAL        PERSONAL         PERSONAL
                                      LINES           LINES           LINES           LINES            LINES
                                       2000            2000            2000            2000             2000
                                       ----            ----            ----            ----             ----
Underwriting Expenses (Statutory)      $158            $168            $167            $160             $653
Less:  Prepaid Acquisition Costs         $6             $15             $12              $5              $38
Underwriting Expenses (GAAP)           $152            $153            $155            $155             $615

Loss Ratio                            63.2%           67.2%           64.3%           64.0%            64.7%
Loss Adjustment Expense Ratio         10.7%           11.1%           10.3%           10.9%            10.8%
Expense Ratio                         24.9%           24.1%           24.1%           23.7%            24.2%
Dividend Ratio                         0.0%            0.0%            0.0%            0.0%             0.0%
Combined Ratio                        98.7%          102.4%           98.7%           98.6%            99.6%


                                  SPECIALTY       SPECIALTY       SPECIALTY       SPECIALTY        SPECIALTY
                                 COMMERCIAL      COMMERCIAL      COMMERCIAL      COMMERCIAL       COMMERCIAL
                                       2000            2000            2000            2000             2000
                                       ----            ----            ----            ----             ----
Underwriting Expenses (Statutory)       $85             $86            $111             $55             $337
Less:  Prepaid Acquisition Costs        $(4)            $(3)            $14            $(21)            $(14)
Underwriting Expenses (GAAP)            $89             $89             $97             $76             $351

Loss Ratio                            57.2%           58.5%           59.4%           66.6%            60.4%
Loss Adjustment Expense Ratio         13.6%           13.3%           15.5%           18.0%            15.1%
Expense Ratio                         37.2%           37.3%           30.1%           32.5%            34.0%
Dividend Ratio                         0.3%            0.3%            0.2%            0.2%             0.2%
Combined Ratio                       108.4%          109.4%          105.1%          117.4%           109.7%


                                REINSURANCE     REINSURANCE     REINSURANCE     REINSURANCE      REINSURANCE
                                       2000            2000            2000            2000             2000
                                       ----            ----            ----            ----             ----
Underwriting Expenses (Statutory)       $72             $64             $64             $62             $262
Less:  Prepaid Acquisition Costs        $16              $1              $0            $(13)              $4
Underwriting Expenses (GAAP)            $56             $63             $64             $75             $258

Loss Ratio                            72.3%           70.6%           77.8%           70.5%            72.7%
Loss Adjustment Expense Ratio          3.9%            3.5%            4.3%            5.6%             4.4%
Expense Ratio                         30.6%           31.3%           32.3%           33.0%            31.9%
Dividend Ratio                         0.0%            0.0%            0.0%            0.0%             0.0%
Combined Ratio                       106.8%          105.4%          114.4%          109.1%           109.0%


                                      NAP&C           NAP&C           NAP&C           NAP&C            NAP&C
                                       2000            2000            2000            2000             2000
                                       ----            ----            ----            ----             ----
Underwriting Expenses (Statutory)      $517            $517            $547            $484           $2,065
Less:  Prepaid Acquisition Costs        $26             $19             $30            $(26)             $49
Underwriting Expenses (GAAP)           $491            $498            $517            $510           $2,016

Loss Ratio                            61.2%           61.7%           61.0%           59.2%            60.8%
Loss Adjustment Expense Ratio         11.2%           10.8%           11.3%           12.5%            11.5%
Expense Ratio                         30.9%           30.3%           29.7%           29.7%            30.1%
Dividend Ratio                         0.5%            0.5%            0.5%            0.5%             0.5%
Combined Ratio                       103.8%          103.3%          102.5%          101.9%           102.9%


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date:  May 8, 2003               By: /s/ NEAL S. WOLIN
                                     -------------------------------------------
                                     Name:  Neal S. Wolin
                                     Title: Executive Vice President and
                                            General Counsel